DSS AmericaFirst Total Return Bond Fund

Class A:  DGQAX

Class U:  DGQUX

Class I:    DGQIX

FEBRUARY 6, 2025

SUPPLEMENT TO THE PROSPECTUS AND SUMMARY PROSPECTUS DATED NOVEMBER 1, 2024

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The Board of Trustees of DSS AmericaFirst Funds (the “Trust”) has concluded that it is in the best interests of the DSS AmericaFirst Total Return Bond Fund (the “Fund”) and its shareholders that the Fund cease operations.  The Board has determined to close the Fund and redeem all outstanding shares no later than the close of business on February 28, 2025.

Effective immediately, the Fund will not accept any new investments.  In the near term, the Fund will begin liquidating its portfolio and will invest in cash or cash equivalents (such as money market funds) until all shares have been redeemed.  The Fund will not be able to pursue its stated investment objective once it begins liquidating its portfolio.  Shares of the Fund are otherwise not available for purchase.

Even though the DSS AmericaFirst Total Return Bond Fund is closing, you may wish to continue your investment with another fund in the DSS AmericaFirst fund family.  Prior to February 28, 2025, you may exchange your shares, in accordance with the “How to Exchange Shares” section of the Fund’s Prospectus, which allows shareholders to exchange their shares in the Fund for the same share class of another DSS AmerficaFirst fund, as listed below.  The Board is waiving the share exchange minimum so that exchanges may be made with any amount of shares.

DSS AmericaFirst Income Fund

Class A: AFPAX Class U: AFPUX Class I: AFPIX

DSS AmericaFirst Monthly Risk-On Risk-Off Fund

Class A: ABRFX Class U: ABRUX Class I: ABRWX

DSS AmericaFirst Alpha Trends Factor Fund

Class A: SBQAX Class U: SBQUX Class I: SBQIX

You may exchange shares either by telephone by calling 1-877-217-8501, if you have not canceled your telephone privilege, or in writing. Written requests for exchange must provide the following:

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current Fund’s name;

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account names and numbers;

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name of the Fund and share class you wish to exchange your shares into;

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the amount you wish to exchange;

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specify the shareholder privileges you wish to retain (e.g., Telephone Privileges); and

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signatures of all registered owners.

To exchange shares by telephone, you should call 1-877-217-8501 on any day the Funds are open.  The Fund will process telephone requests made after the close of business on the next business day. You should notify the Funds in writing of all shareholder service privileges you wish to continue in any new account opened by a telephone exchange request. Please note that the Funds will only accept exchanges if your ownership registrations in both accounts are identical.

Prior to February 28, 2025, you may redeem your shares, in accordance with the “How to Redeem Shares” section of the Fund’s Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains.  Please refer to the “Dividends, Distributions and Taxes” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of any redemption of Fund shares.  If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.  If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO FEBRUARY 28, 2025, WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.  IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUND AT 1-877-217-8501.

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The Prospectus, Summary Prospectus for the Fund and Statement of Additional Information each dated November 1, 2025, and as may be supplemented, each provide information about the Fund and should be retained for future reference.  These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All of these documents are available upon request and without charge by calling toll free 1-877-217-8501.

Please retain this Supplement for future reference.